UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 30, 2026

COMMISSION FILE NUMBER:
1-6780
(Rayonier Inc.)
COMMISSION FILE NUMBER:
333-237246
(Rayonier, L.P.)

RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number
13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number
91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904)
357-9100

Check the appropriate box below if the form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Rayonier Inc.: Emerging growth company ☐
Rayonier, L.P.: Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Rayonier Inc.: ☐
Rayonier, L.P.: ☐

Introductory Note
On January 30, 2026 (the “Closing Date”), Rayonier Inc., a North Carolina corporation (“Rayonier”), completed its previously announced merger-of-equals
transaction with PotlatchDeltic Corporation, a Delaware corporation (“PotlatchDeltic”), pursuant to that certain Agreement and Plan of Merger, dated as of October 13, 2025 (the “Merger Agreement”), by and among Rayonier, Redwood Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Rayonier (“Merger Sub”), and PotlatchDeltic. Pursuant to the terms of the Merger Agreement, PotlatchDeltic merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation and as a wholly owned subsidiary of Rayonier. Promptly following the completion of the Merger, Rayonier contributed all of the limited liability company interests of Merger Sub to Rayonier, L.P. in exchange for a number of limited partnership interests in Rayonier, L.P. equal to the aggregate number of common shares, without par value, of Rayonier (“Rayonier Common Shares”) issued in the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.
At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of PotlatchDeltic (“PotlatchDeltic Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) was automatically converted into the right to receive (a) 1.8185 Rayonier Common Shares and (b) $0.61 in cash.
Pursuant to the Merger Agreement, at the Effective Time, (i) each outstanding PotlatchDeltic restricted stock unit award was converted into a Rayonier restricted stock unit award, in respect of a number of Rayonier Common Shares equal to the product of the number of shares of PotlatchDeltic Common Stock underlying such award immediately prior to the Effective Time multiplied by 1.8449 (the “Equity Award Exchange Ratio”); (ii) each outstanding PotlatchDeltic performance share award was converted into a Rayonier restricted stock unit award, with performance deemed achieved at 100%, 176.19% and 100% of target performance in respect of awards granted in 2024, 2025 and 2026, respectively, adjusted based on the Equity Award Exchange Ratio; (iii) each outstanding PotlatchDeltic stock equivalent unit converted into a Rayonier stock equivalent unit, adjusted based on the Equity Award Exchange Ratio; and (iv) each outstanding PotlatchDeltic stock option was converted into the right to receive a number of Rayonier Common Shares adjusted based on the Equity Award Exchange Ratio, taking into account the applicable PotlatchDeltic stock option’s exercise price. Each converted Rayonier award will otherwise continue to be subject to the same terms and conditions as applied to the corresponding PotlatchDeltic award (excluding any performance-based vesting requirements) in effect immediately prior to the Effective Time.
In connection with the Merger, Rayonier issued approximately 140.9 million Rayonier Common Shares.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to hereto and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.
The information set forth in Item 2.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Resignations and Appointments
In accordance with the director selection process set forth in the Merger Agreement, as of the Effective Time, the Board of Directors of Rayonier (the “Rayonier Board”) was reconstituted so that it consists of (a) four persons who were members of the Rayonier Board immediately prior to the Effective Time, (b) four persons who were members of the Board of Directors of PotlatchDeltic (the “PotlatchDeltic Board”) immediately prior to the Effective Time, (c) Mark McHugh, the Chief Executive Officer of Rayonier, and (d) Eric J. Cremers, who was the Chief Executive Officer of PotlatchDeltic. As a result, the Rayonier Board now consists of the following ten persons:

Keith E. Bass
Linda M. Breard
Michael J. Covey
Eric J. Cremers
Gregg A. Gonsalves
Scott R. Jones
D. Mark Leland
Mark D. McHugh
Ann C. Nelson
Lenore M. Sullivan
Each of Keith E. Bass, Gregg A. Gonsalves, Scott R. Jones, Mark D. McHugh and Ann C. Nelson were members of the Rayonier Board as of immediately prior to the Effective Time and therefore are continuing to serve as directors of the Rayonier Board as of the Effective Time. Each of Linda M. Breard, Michael J. Covey, Eric J. Cremers, D. Mark Leland and Lenore M. Sullivan were members of the PotlatchDeltic Board prior to the Effective Time and were appointed to the Rayonier Board, effective as of the Effective Time.
To reconstitute the Rayonier Board as noted above, on January 30, 2026, prior to the Effective Time, each of V. Larkin Martin, Meridee A. Moore, Matthew J. Rivers and Andrew G. Wiltshire resigned from the Rayonier Board and any and all committees thereof. Such resignations were not the result, in whole or in part, of any disagreement with Rayonier or Rayonier’s management.
In addition, as of the Effective Time, Mr. Cremers was appointed as Executive Chairman of the Rayonier Board for a period of two years, and Mr. Jones was appointed as Lead Independent Director of the Rayonier Board.
As of the Effective Time, the Rayonier Board reconstituted its Audit Committee, Compensation and Management Development Committee and Nominating and Corporate Governance Committee such that the membership of such committees is as described below:

Audit Committee Ann C. Nelson (Chair) Linda M. Breard Gregg A. Gonsalves D. Mark Leland Lenore M. Sullivan	Compensation and Management Development Committee Keith E. Bass (Chair) Linda M. Breard Gregg A. Gonsalves Scott R. Jones D. Mark Leland

Nominating and Corporate Governance Committee Michael J. Covey (Chair) Scott R. Jones Ann C. Nelson Lenore M. Sullivan

As previously described in the joint proxy statement/prospectus included in the registration on Form
S-4
(File
No. 333-292031)
filed by Rayonier with the Securities and Exchange Commission and declared effective on December 23, 2025 (the “Joint Proxy Statement/Prospectus”) under the section entitled “The Merger—Interests of Rayonier’s Directors and Executive Officers in the Merger—Letter Agreement with Mark D. McHugh,” pursuant to that certain letter agreement, dated October 13, 2025, by and between Mr. McHugh and Rayonier (the “McHugh Letter Agreement”), Mr. McHugh will serve as a member of the Board and will be employed as President and Chief Executive Officer of Rayonier for a four-year term following the completion of the Merger. Upon expiration of the four-year term, Mr. McHugh’s employment as President and Chief Executive Officer will continue on an
“at-will”
basis. During the term of the McHugh Letter Agreement, Mr. McHugh will receive an annual base salary of $950,000, will be eligible for an annual cash incentive award with a target opportunity of 150% of his base salary and will be granted annual long-term incentive awards with a grant date fair value of $3,600,000. Mr. McHugh will remain eligible for severance benefits under the Executive Severance Pay Plan upon an involuntary termination following a change in control for the duration of the four-year term.
As previously described in the Joint Proxy Statement/Prospectus under the section entitled “The Merger—Interests of PotlatchDeltic’s Directors and Executive Officers in the Merger—Letter Agreement with Eric J. Cremers,” pursuant to that certain letter agreement, dated October 13, 2025, by and between Mr. Cremers and Rayonier (the “Cremers Letter Agreement”), Mr. Cremers will serve as Executive Chairman of the Board for a two-year
term following the completion of the Merger. During the term of the Cremers Letter Agreement, Mr. Cremers will receive an annual base salary of $600,000, will be eligible for an annual cash incentive award with a target opportunity of 125% of his base salary and will be granted annual long-term incentive awards with a grant date fair value equal to 300% of his annual base salary beginning in the 2027 fiscal year. In addition, shortly following the Effective Time, in lieu of any payments or benefits that might otherwise be due to Mr. Cremers under PotlatchDeltic’s Severance Program for Executive Employees, Mr. Cremers will be entitled to a one-time
lump sum cash payment of $6,728,305, and all outstanding equity awards held by Mr. Cremers as of immediately prior to the Effective Time will vest in full.
Other than as described above, there are no other arrangements or understandings between Ms. Breard, Mr. Covey, Mr. Cremers, Mr. Leland and Ms. Sullivan and Rayonier or any other person pursuant to which Ms. Breard, Mr. Covey, Mr. Cremers, Mr. Leland or Ms. Sullivan was appointed as a director of Rayonier. There are no related party transactions between Ms. Breard, Mr. Covey, Mr. Cremers, Mr. Leland or Ms. Sullivan and Rayonier that are required to be disclosed under Item 404(a) of Regulation
S-K.
Officer Appointments
As of the Effective Time, the following persons shall be the executive officers of Rayonier:

• Mark D. McHugh • Eric J. Cremers • Mark R. Bridwell • Ashlee Townsend Cribb • W. Rhett Rogers • Wayne Wasechek • Christopher T. Corr • Robert L. Schwartz • April J. Tice

President and Chief Executive Officer

Executive Chairman

Executive Vice President, General Counsel and Corporate Secretary

Executive Vice President, Wood Products

Executive Vice President, Land Resources

Executive Vice President and Chief Financial Officer

Senior Vice President, Real Estate Development

Senior Vice President and Chief Human Resources Officer

Senior Vice President and Chief Accounting Officer

Each of Mark D. McHugh, Mark R. Bridwell, W. Rhett Rogers, Christopher T. Corr and April J. Tice were executive officers of Rayonier as of immediately prior to the Effective Time and therefore are continuing to serve as executive officers of Rayonier. Each of Eric J. Cremers, Ashlee Townsend Cribb, Wayne Wasechek and Robert L. Schwartz were executive officers of PotlatchDeltic prior to the Effective Time and became executive officers of Rayonier, effective as of the Effective Time. Information relating to the new executive officers of Rayonier is set forth below:

Eric Cremers
,
62,
served as President and Chief Executive Officer of PotlatchDeltic from January 2021 until the Effective Time and served as a director on the PotlatchDeltic Board from March 2013 until the Effective Time. He also served as President and Chief Operating Officer of PotlatchDeltic from March 2013 through December 2020, and as Executive Vice President and Chief Financial Officer of PotlatchDeltic from February 2012 to March 2013.
Wayne Wasechek
,
55, served as Vice President and Chief Financial Officer of PotlatchDeltic from August 2023 until the Effective Time and as Interim Vice President, Chief Financial Officer and Chief Accounting Officer of PotlatchDeltic from April 2023 to August 2023. He also served as Controller and Principal Accounting Officer of PotlatchDeltic from November 2018 to April 2023.
Ashlee Townsend Cribb
,
57, served as Vice President of Wood Products of PotlatchDeltic from July 2021 until the Effective Time. Prior to joining PotlatchDeltic, Ms. Cribb was Senior Vice President - Chief Commercial Officer at Roseburg Forest Products.
Robert L. Schwartz
, 53, served as Vice President of Human Resources of PotlatchDeltic from 2014 until the Effective Time. He also served as Director, Human Resources, of PotlatchDeltic from 2009-2013.
As previously described in the Joint Proxy Statement/Prospectus under the section entitled “The Merger—Interests of Rayonier’s Directors and Executive Officers in the Merger—New Management Arrangements,” it is currently expected that (i) Mr. Rogers will receive an annual base salary of $525,000, be eligible for an annual cash incentive award with a target opportunity of 100% of his base salary, and be eligible for annual long-term incentive awards with a target grant date fair value of $950,000, (ii) Mr. Bridwell will receive an annual base salary of $500,000, be eligible for an annual cash incentive award with a target opportunity of 75% of his base salary, and be eligible for annual long-term incentive awards with a target grant date fair value of $625,000 and (iii) Ms. Tice will receive an annual base salary of $385,000, be eligible for an annual cash incentive award with a target opportunity of 65% of her base salary, and be eligible for annual long-term incentive awards with a target grant date fair value of $280,000.
Except as described above, there are no other arrangements or understandings between Mr. Cremers, Mr. Wasechek, Ms. Cribb or Mr. Schwartz and Rayonier or any other person pursuant to which Mr. Cremers, Mr. Wasechek, Ms. Cribb or Mr. Schwartz was selected as an officer of Rayonier. There are no family relationships between Mr. Cremers, Mr. Wasechek, Ms. Cribb or Mr. Schwartz and any director or executive officer of Rayonier. There are no related party transactions between Mr. Cremers, Mr. Wasechek, Ms. Cribb or Mr. Schwartz and Rayonier that are required to be disclosed under Item 404(a)
of Regulation S-K.
Entry into Indemnification Agreements
The officers and directors of Rayonier have entered into indemnification agreements with Rayonier, the form of which is attached as Exhibit 10.18 to Rayonier’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission on February 24, 2020.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective at the Effective Time, Rayonier amended and restated Rayonier’s bylaws (the “Rayonier Bylaws”) in order to provide, among other things, that Mr. Cremers will serve as the Executive Chair of the Rayonier Board for a term of two years and that Mr. McHugh will serve as the Chief Executive Officer of Rayonier. The Rayonier Bylaws also provide (i) that Mr. Cremers will (1) serve as an executive officer of Rayonier and report directly to the Rayonier Board and (2) have all such powers and perform all such duties as may be assigned by the Rayonier Board and his employment agreement with Rayonier and (ii) that Mr. McHugh will (1) serve as an executive officer of Rayonier and report directly to the Rayonier Board and (2) have all such powers and perform all such duties as may be assigned by the Rayonier Board and his employment agreement with Rayonier.
The Rayonier Bylaws also provide that, prior to the second anniversary of the Effective Time, any resolution or action taken by the Rayonier Board to amend or modify the terms set forth in the paragraph above, including to (1) remove or replace Mr. McHugh as Chief Executive Officer of Rayonier, or (2) remove or replace Mr. Cremers as Executive Chairman of Rayonier, must be adopted or approved by directors representing at least 75% of the then serving directors of the Rayonier Board.

The foregoing description of the Rayonier Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Rayonier Bylaws, which is filed as Exhibit 3.2 hereto and incorporated by reference.

Item 8.01	Other Matters.
On January 30, 2026, Rayonier issued a press release announcing the completion of the previously announced Merger. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on
Form 8-K no
later than 71 days following the date that this Current Report on
Form 8-K is
required to be filed.

(b)	Pro Forma Financial Information
Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on
Form 8-K no
later than 71 days following the date that this Current Report on
Form 8-K
is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 13, 2025, by and among Rayonier Inc., Redwood Merger Sub, LLC and PotlatchDeltic Corporation (incorporated by reference to Exhibit 2.1 to Rayonier’s Form 8-K filed on October 14, 2025).†

3.2	Amended and Restated Bylaws of Rayonier Inc.

99.1	Press Release of Rayonier Inc. dated January 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†
Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5)
of Regulation S-K. Rayonier
hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ Mark R. Bridwell
Mark R. Bridwell
Executive Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ Mark R. Bridwell
Mark R. Bridwell
Executive Vice President, General Counsel and Corporate Secretary
January 30, 2026